UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

FULLNET COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	000-27031	73-1473361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Robert S. Kerr Avenue, Suite 210 Oklahoma City, Oklahoma		73102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (405) 236-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	FULO	OTC Markets Group Pink

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

 Item 8.01 Other Events.

On November 15, 2023, FullNet Communications, Inc. (the “Company”) announced that its Board of Directors has declared a cash dividend on the Company’s Common Stock.

The cash dividend of $0.0033 per share is payable December 15, 2023, to shareholders of record at the close of business on November 30, 2023.

A copy of the press release announcing the Company’s cash dividend is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

      99.1 Press release dated November 15, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FULLNET COMMUNICATIONS, INC.

By: /s/ Roger P. Baresel

Roger P. Baresel

Chief Executive Officer

Dated: November 15, 2023

3 of 3

Exhibit 99.1

FOR IMMEDIATE RELEASE

FullNet Communications Declares Quarterly Cash Dividend

FullNet Communications’ Board of Directors Approves Quarterly Cash Dividend Under Its Quarterly Cash Dividend Program.

OKLAHOMA CITY, OK, November 15, 2023 (EIN Presswire) – FullNet Communications, Inc. (“FullNet” or the “Company”) (FULO – OTC Pink Current) announces that its Board of Directors has declared a cash dividend on the Company’s Common Stock.

The cash dividend of $0.0033 per share is payable December 15, 2023, to shareholders of record at the close of business on November 30, 2023.

“We continue to believe that quarterly cash dividends are the best way to use some of our current excess cash flow.  This demonstrates our ongoing commitment to maximize both shareholder value and return for our shareholders,” stated Jason Ayers, President of FullNet.

About FullNet Communications, Inc.

FullNet is an integrated communications company headquartered in Oklahoma City, that has been providing advanced voice and data solutions since 1995.  It provides a wide range of mission critical services to a broad spectrum of customers throughout the world.  Its customers range in size from individuals and small neighborhood businesses to international Fortune 500 companies.   Its primary services are mass notification services using text messages and automated telephone calls, equipment colocation and related services, and customized live help desk outsourcing service.  For more information, visit the Company’s web site at www.fullnet.net.

Certain statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Certain, but not necessarily all, of such forward-looking statements can be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “expects,” “may,” “will,” or “should” or other variations thereon, or by discussions of strategies that involve risks and uncertainties.  The actual results of the Company or industry results may be materially different from any future results expressed or implied by such forward-looking statements.

Source:  FullNet Communications, Inc.